SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                -------------


     Date of Report (Date of earliest event reported): December 12, 1997

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)           identification no.)
    incorporation)


7 Waverly Place                                            07940
Madison, New Jersey                                     (Zip code)
(Address of principal executive
offices)



Registrant's telephone number,
including area code:  (973) 377-4646

Item 2.   Acquisition or Disposition of Assets.

      On December 12, 1997, Clearview Cinema Group, Inc. (the "Company"), together with its wholly-owned subsidiaries CCC Bellevue Cinema Corp., CCC Cedar Grove Cinema Corp., CCC Kin Mall Cinemas, Inc. and CCC Middlebrook Cinema Corp. (each referred to herein as a "Subsidiary" and collectively as the "Subsidiaries"), purchased from The New Bellevue Theater Corp., C.J.M. Enterprises, Inc., Kin Mall Cinemas, Inc. and Middlebrook Galleria Cinemas, Inc. (each referred to herein as a "Seller" and collectively as the "Sellers") and Jesse Sayegh ("Mr. Sayegh"), the sole shareholder of each of the Sellers, certain assets comprising the operations of four multi-plex theaters (the "CJM Theaters") with a total of 27 screens located in Essex County, Morris County, and Monmouth County, New Jersey. The purchase of the CJM Theaters was effected pursuant to an agreement and plan of reorganization and three asset purchase agreements. The aggregate purchase price for each of the CJM Theaters was determined by arm's length negotiations between the Sellers, Mr. Sayegh and the Company. The Company intends to continue to use the purchased assets in the operation of multi-plex theaters.

      Pursuant to an Agreement and Plan of Reorganization dated as of November 14, 1997 (the "Agreement and Plan of Reorganization") among the Company, CCC Bellevue Cinema Corp. as the Subsidiary, The New Bellevue Theater Corp. as the Seller and Mr. Sayegh, (i) the Seller transferred to the Subsidiary certain furniture, fixtures, equipment and personal property related to the operation of a four-screen theater located in Upper Montclair, New Jersey and (ii) Mr. Sayegh granted to the Subsidiary a leasehold interest in the real property (the "Bellevue Lease") on which that theater is located. In exchange for the assets transferred, the Company delivered to the Seller 62,500 shares of its Common Stock, $.01 par value (the "Common Stock"), which represented the number of shares with an average market value of $750,000 calculated on the last trading day immediately prior to the date of closing. The parties agreed on that date that the price per share was $12. The Agreement and Plan of Reorganization and the Bellevue Lease are attached hereto as Exhibit 2.01 and Exhibit 10.01, respectively, and are incorporated by reference herein in their entirety.

      In connection with the closing of the Agreement and Plan of Reorganization, the Seller and Mr. Sayegh entered into a Voting Trust Agreement and a Registration Rights Agreement, each dated as of December 12, 1997, relating to the shares of Common Stock issued to the Seller as consideration under the Agreement and Plan of Reorganization. Pursuant to the Voting Trust Agreement with A. Dale Mayo, the Chairman, President and Chief Executive Officer of the Company, acting as Trustee (the "Trustee "), the Trustee has the power to vote such shares and all dividends and distributions with respect to such shares will be remitted by the Trustee to the Seller. A copy of the Voting Trust Agreement is attached hereto as Exhibit 9.01 and is incorporated by reference herein in its entirety.

      Under the Registration Rights Agreement, the Company granted the Seller and Mr. Sayegh incidental registration rights to participate and sell the shares of the Common Stock received by the Seller pursuant to the Agreement and Plan of Reorganization in a registered offering being conducted by the Company, with the costs and expenses of such registration to be borne by the Company. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.02 and is incorporated by reference herein in its entirety.

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

      Pursuant to an Asset Purchase Agreement dated as of November 14, 1997 among the Company, CCC Cedar Grove Cinema Corp. as the Subsidiary, C.J.M. Enterprises, Inc. as the Seller and Mr. Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (together, the "Cedar Grove Agreement"), the Subsidiary purchased a leasehold interest and certain furniture, fixtures, equipment and personal property related to the operation of a five-screen theater located in Cedar Grove, New Jersey, and assumed certain liabilities relating to the lease of that theater pursuant to an Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 (the "Cedar Grove Lease"). The Cedar Grove Agreement and the Cedar Grove Lease are attached hereto as Exhibit 2.02 and Exhibit 10.03, respectively, and are incorporated by reference herein in their entirety.

      The aggregate purchase price payable under the Cedar Grove Agreement was $3.25 million and was paid in consideration consisting of: (i) $3.04 million in cash and (ii) the right to receive, under certain circumstances, 210 shares of Class B Nonvoting Cumulative Reedemable Preferred Stock (the "Class B Preferred Stock") of the Company by March 31, 1998. If prior to March 31, 1998, the Company consummates the issuance of certain debt securities to institutional investors with an aggregate offering price of at least $70 million, then in lieu of issuing the shares of Class B Preferred Stock, the Company will pay the Seller $210,000 in cash plus interest accrued thereon at the annual rate of 10 1/2%.

      Pursuant to an Asset Purchase Agreement dated as of November 14, 1997 among the Company, CCC Kin Mall Cinema Corp. as the Subsidiary, Kin Mall Cinemas, Inc. as the Seller, C.J.M. Enterprises, Inc. and Mr. Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (together, the "Kin Mall Agreement"), the Subsidiary purchased a leasehold interest and certain furniture, fixtures, equipment and personal property related to the operation of an eight-screen theater located in Kinnelon, New Jersey and assumed certain liabilities relating to the lease of that theater pursuant to an Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 (the "Kin Mall Lease"). The Kin Mall Agreement and the Kin Mall Lease are attached hereto as Exhibit 2.03 and Exhibit 10.04, respectively, and are incorporated by reference herein in their entirety.

      The aggregate purchase price payable under the Kin Mall Agreement was $3.25 million and was paid in consideration consisting of: (i) $2.5 million in cash and (ii) the right to receive, under certain circumstances, 750 shares of Class B Preferred Stock by December 12, 1999. If the Company consummates the issuance of certain debt securities to institutional investors with an aggregate offering price of at least $70 million, then in lieu of issuing the shares of Class B Preferred Stock, the Company will pay the Seller $750,000 in cash plus interest accrued thereon at the annual rate of 10 1/2%. However, the right to receive either the 750 shares of Class B Preferred Stock or the $750,000 in cash will be terminated if prior to December 12, 1999 all material governmental approvals to construct a new theater complex in a specified location have been obtained.

      Pursuant to an Asset Purchase Agreement dated as of November 14, 1997 among the Company, CCC Middlebrook Cinema Corp. as the Subsidiary, Middlebrook Galleria Cinemas, Inc. as the Seller and Mr. Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997 (together, the "Middlebrook Agreement"), the

Subsidiary purchased a leasehold interest and certain furniture, fixtures, equipment and personal property related to the operation of a five-screen theater located in Ocean Township, New Jersey and assumed certain liabilities relating to the lease of that theater pursuant to an Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 (the "Middlebrook Lease"). The Middlebrook Agreement and the Middlebrook Lease are attached hereto as Exhibit 2.04 and Exhibit 10.05, respectively, and are incorporated by reference herein in their entirety.

      The aggregate purchase price payable under the Middlebrook Agreement was $2.25 million and was paid in consideration consisting of: (i) $1.71 million in cash and (ii) the right to receive, under certain circumstances, 540 shares of Class B Preferred Stock by March 31, 1998. If prior to March 31, 1998, the Company consummates the issuance of certain debt securities to institutional investors with an aggregate offering price of at least $70 million, then in lieu of issuing the shares of Class B Preferred Stock, the Company will pay the Seller $540,000 plus interest accrued thereon at the annual rate of 10 1/2%.

      Pursuant to each of the Cedar Grove Agreement, Kin Mall Agreement and Middlebrook Agreement, Mr. Sayegh granted to the Company for a period of three years a right of first refusal to purchase any movie theater property proposed to be sold by Mr. Sayegh. Such right of first refusal expires on December 12, 2000.

      The Company and the Subsidiaries paid the cash consideration for the CJM Theaters from funds borrowed by the Company and its wholly-owned subsidiaries pursuant to an Amended and Restated Credit Agreement dated as of September 12, 1997 (the "Credit Agreement"), as amended by the First Amendment to the Amended and Restated Credit Agreement dated as of December 12, 1997 (the "First Amendment"). The First Amendment increased the Company's credit facility from $30 million to $36 million and provided for the participation by The Bank of New York in the credit facility for an aggregate amount of $10 million. The Credit Agreement was previously filed as Exhibit 10.01 to the Company's quarterly report on Form 10-QSB for the quarter ended June 30, 1997 filed on September 26, 1997 and is incorporated by reference herein in its entirety. The First Amendment is attached hereto as Exhibit 10.07 and incorporated by reference herein in its entirety.

Item 7.   Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            The Company intends to file the financial statements required within 60 days of the initial filing of this report.

      (b) Pro forma financial information.

            The Company intends to file the pro forma financial information required within 60 days of the initial filing of this report.

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

      (c)   Exhibits.

            2.01 Agreement and Plan of Reorganization dated as of November 14, 1997 by and among the Clearview Cinema Group, Inc., CCC
                  Bellevue Cinema Corp., The New Bellevue Theater Corp. and Jesse Sayegh.

            2.02 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Cedar Grove Cinema Corp., C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997.

            2.03 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Kin Mall Cinema Corp., Kin Mall Cinemas, Inc., C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997.

            2.04 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Middlebrook Cinema Corp., Middlebrook Galleria Cinemas, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997.

            9.01 Voting Trust Agreement dated as of December 12, 1997 by and among The New Bellevue Theater Corp., Jesse Sayegh and A. Dale Mayo, as Trustee.

           10.01 Lease dated December 1997 between Jesse Y. Sayegh and CCC Bellevue Cinema Corp. together with Rider to Lease, as amended by Rider Attachment to Lease dated December 12, 1997.

           10.02 Registration Rights Agreement dated as of December 12, 1997 by and among Clearview Cinema Group , Inc., The New Bellevue Theater Corp. and Jesse Sayegh.

           10.03 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Cedar Grove Cinema Corp., Clearview Cinema Group, Inc. and Leonard Diener Investment Company, assigning that certain Lease Agreement by and between Beatrice Diener d/b/a/ Leonard
                  Diener Investment Company and Jessee Sayegh dated May 29, 1990, as amended by letter dated March 26, 1997.

           10.04 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Kin Mall Cinema Corp., Clearview Cinema Group, Inc. and C.J.M. Enterprises, Inc., assigning that certain Lease by and between Lester M. Entin Associates and C.J.M. Enterprises, Inc. dated December 17, 1991, as amended by First Amendment to lease dated December 31, 1996.

           10.05 Assignment and Assumption and Consent to Assignment of Lease dated December 12, 1997 by and among Jesse Sayegh, CCC Middlebrook Cinema Corp., Clearview Cinema Group, Inc., Westwood Oaks, Inc. and Westwood Oaks Associates, assigning that certain Lease by and between Westwood Oaks, Inc. and Jesse Sayegh dated September 28, 1993, together with Rider LC to Lease.

           10.06 Amended and Restated Credit Agreement dated as of September 12, 1997 by and among Clearview Cinema Group, Inc., its wholly-owned subsidiaries and The Provident Bank.

           10.07 First Amendment to Amended and Restated Credit Agreement dated as of December 12, 1997 by and among Clearview Cinema Group, Inc., et al. and The Provident Bank.




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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CLEARVIEW CINEMA GROUP, INC.


                                       By:/s/ A. Dale Mayo
                                          --------------------------------
                                          A. Dale Mayo


                                    Title:  Chairman of the Board, President and
                                            Chief Executive Officer

Date:  December 22, 1997

Exhibit Index


                                                                                      SEQUENTIAL
 EXHIBIT NO.                       DOCUMENT                                           PAGE NO.
 -----------                       --------                                           --------

    2.01 Agreement and Plan of Reorganization dated as of November 14, 1997 by and among the Clearview Cinema Group, Inc., CCC Bellevue Cinema
              Corp., The New Bellevue Theater Corp. and Jesse Sayegh.

    2.02 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Cedar Grove Cinema Corp.,
              C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment
              No. 1 to Asset Purchase Agreement dated as of December 12, 1997.

    2.03 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Kin Mall Cinema Corp., Kin
              Mall Cinemas, Inc., C.J.M. Enterprises, Inc. and Jesse Sayegh, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of December 12, 1997.

    2.04 Asset Purchase Agreement dated as of November 14, 1997 by and among Clearview Cinema Group, Inc., CCC Middlebrook Cinema Corp.,
              Middlebrook Galleria Cinemas, Inc. and Jesse Sayegh, as amended by
              Amendment No. 1 to Asset Purchase  Agreement  dated as of December
              12, 1997.

    9.01      Voting Trust  Agreement dated as of December 12, 1997 by and among
              The New Bellevue Theater Corp.,  Jesse Sayegh and A. Dale Mayo, as
              Trustee.

    10.01     Lease dated December 1997 between Jesse Y. Sayegh and CCC Bellevue
              Cinema  Corp.  together  with Rider to Lease,  as amended by Rider
              Attachment to Lease dated December 12, 1997.

    10.02 Registration Rights Agreement dated as of December 12, 1997 by and among Clearview Cinema Group, Inc., The New Bellevue Theater Corp.
              and Jesse Sayegh.

    10.03     Assignment and Assumption and Consent to Assignment of Lease dated
              December  12,  1997 by and among  Jesse  Sayegh,  CCC Cedar  Grove
              Cinema  Corp.,  Clearview  Cinema Group,  Inc. and Leonard  Diener
              Investment Company, assigning that certain Lease Agreement by and between Beatrice Diener d/b/a/

                                       8

              Leonard  Diener  Investment  Company  and Jessee Sayegh dated  May
              29, 1990, as amended by letter dated March 26, 1997.

    10.04     Assignment and Assumption and Consent to Assignment of Lease dated
              December 12, 1997 by and among Jesse  Sayegh,  CCC Kin Mall Cinema
              Corp., Clearview Cinema Group, Inc. and C.J.M. Enterprises, Inc., assigning that


                                        9

              certain Lease by and between Lester M. Entin Associates and C.J.M.
              Enterprises,  Inc.  dated  December 17, 1991,  as amended by First
              Amendment to lease dated December 31, 1996.

    10.05     Assignment and Assumption and Consent to Assignment of Lease dated
              December  12,  1997 by and among  Jesse  Sayegh,  CCC  Middlebrook
              Cinema Corp.,  Clearview Cinema Group,  Inc.,  Westwood Oaks, Inc.
              and Westwood Oaks Associates, assigning that certain Lease by and between Westwood Oaks, Inc. and Jesse Sayegh dated September 28,
              1993, together with Rider LC to Lease.

    10.06     Amended  and  Restated  Credit Agreement,  by  and among Clearview       Incorporated by reference
              Cinema   Group,  Inc.,   its   wholly-owned subsidiaries  and  The       from Exhibit 10.01 to the
              Provident Bank,  dated September 12, 1997.                               Form   10-QSB   for   the
                                                                                       Quarter  ended  June  30,
                                                                                       1997  filed on  September
                                                                                       26, 1997.

    10.07 First Amendment to Amended and Restated Credit Agreement dated as of December 12, 1997 by and among Clearview Cinema Group, Inc., et al. and The Provident Bank.

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